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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of earliest event reported: August 14, 2002

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                               Genaera Corporation

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               (Exact name of registrant as specified in charter)

      Delaware                        0-19651                13-3445668
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(State of Incorporation)      (Commission File Number)    (I.R.S. Employer
                                                         Identification No.)
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             5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462
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               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 941-4020
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended June 30, 2002

         99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended June 30, 2002

Item 9. Regulation FD Disclosure.

     Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 GENAERA CORPORATION



Date:  August 14, 2002           By: /s/ Christopher P. Schnittker
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                                     Christopher P. Schnittker
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
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99.1                        Certification of Chief Executive Officer
                            relating to Form 10-Q for period ended June 30, 2002

99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended June 30, 2002